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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):          MARCH 31, 2005

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-27121                                         35-2208007
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(Commission File Number)                      (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA                 90212
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 31, 2005, Superior Galleries, Inc. (the "Registrant" or the "Company") issued 2,500,000 shares of newly created Series E $1.00 convertible preferred stock ("Series E Convertible Preferred"), for an aggregate purchase price of $2,500,000, pursuant to a Series E Stock Purchase Agreement ("Purchase Agreement") among the Company, Stanford International Bank Limited (the "Purchaser") and Stanford Financial Group Company ("Stanford Financial"). Stanford Financial holds a majority of the voting stock of the Company. Each share of the Series E Convertible Preferred has a stated value of one dollar ($1.00) (the "Stated Value"). At the option of the holder any time after issuance, each share of Series E Convertible Preferred is convertible into a certain number of shares of Common Stock of the Company, to be calculated by dividing the Stated Value by $6.00, subject to certain anti-dilution adjustments. Each share of the Series E Convertible Preferred is entitled to vote on all matters requiring a vote of the stockholders and shall be entitled to the number of votes equal to the number of shares of Common Stock such shares of Series E Convertible Preferred would be convertible into at the time of such voting.

The Purchase Agreement was signed on March 29, 2005 and closed on March 31, 2005. Upon the closing, in payment of the purchase price for the Series E Convertible Preferred shares, the Purchaser cancelled the obligation of the Company to repay $2,500,000 to the Purchaser pursuant to that certain Commercial Loan and Security Agreement dated October 1, 2003 (the "Loan Agreement"), originally between the Company and Stanford Financial, which is the Purchaser's predecessor in interest by assignment.

In connection with the Purchase Agreement, the Company and Stanford Financial entered into an Amendment dated as of March 29, 2005 to Commercial Loan and Security Agreement ("Loan Amendment"). This Loan Amendment amends the Loan Agreement described above by increasing the maximum principal amount of the loan to be made by Stanford Financial to the Company to $10,000,000. In connection with the Loan Amendment, the Company also entered into an amended and restated Commercial Note which reflects the increased loan amount. This Commercial Note replaces the existing Commercial Note made by the Company in favor of Stanford Financial in the amount of $7,500,000.

The Company and the Purchaser also entered into a Registration Rights Agreement ("Registration Agreement") whereby the Company agreed to prepare and file with the Securities Exchange Commission, no later than March 31, 2006, a registration statement so as to permit a public resale of designated securities of the Company (including the shares of Common Stock issuable upon conversion or exchange of the preferred stock).

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As described in Item 1.01, the Company entered into the Loan Amendment as of March 29, 2005, which increases the maximum principal amount of the loan to be made by Stanford Financial to the Company pursuant to the terms of the Loan Agreement from $7,500,000 to $10,000,000. Under the terms of the Loan Amendment, not more than $4,000,000 of the amount outstanding from time to time under the corresponding Commercial Note in favor of Stanford Financial may be used for the acquisition of inventory. Also as of March 29, 2005, the Company entered into an amended and restated Commercial Note (the "Amended Note") which reflects the


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increased loan amount. Payments under the Amended Note shall commence on April
10, 2005; all principal and interest is due and payable on October 1, 2005. In the event the Company defaults in the payment of any installment under the Amended Note for a period of five days after the same is due and payable, upon the default of any of the terms or conditions contained in the Amended Note, or upon the occurrence of any event of default set forth in the Loan Agreement, then the remaining unpaid principal balance under the Amended Note plus accrued interest shall immediately become due and payable without the necessity of demand or notice. The additional disclosures contained in Item 1.01 are incorporated herein by reference.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

As described in Item 1.01, on March 31, 2005, the Company issued 2,500,000 shares of Series E Convertible Preferred to the Purchaser for an aggregate purchase price of $2,500,000, pursuant to the Purchase Agreement. At the option of the holder any time after issuance, each share of Series E Convertible Preferred is convertible into a certain number of shares of Common Stock of the Company, to be calculated by dividing the Stated Value by $6.00, subject to certain anti-dilution adjustments. The additional disclosures contained in Item
1.01 are incorporated herein by reference.

The issuances of securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, among others, as a transaction not involving a public offering. This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers were accredited or sophisticated and had sufficient access to the kind of information registration would provide.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exh. No.          Description
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                  3.1               Certificate of Designation of Series E $1.00
                                    Convertible Preferred Stock

                  10.1              Series E Preferred Stock Purchase Agreement

                  10.2 Amendment dated as of March 29, 2005 to Commercial Loan and Security Agreement

                  10.3              Commercial Note

                  10.4              Registration Rights Agreement

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 31, 2005              SUPERIOR GALLERIES, INC.

                                     By: /s/ Paul Biberkraut
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                                         Paul Biberkraut
                                         Chief Financial Officer and Secretary



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